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EXHIBIT 23.1

CONSENT OF BDO SEIDMAN, LLP,
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-95411) of Insure.com, Inc. of our report dated March 3, 2008, relating to the consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007.

/s/ BDO SEIDMAN, LLP
Chicago, Illinois March 3, 2008

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  EXHIBIT 23.1
CONSENT OF BDO SEIDMAN, LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM